Inventories (Tables)	12 Months Ended
Dec. 31, 2012
Inventory Disclosure [Abstract]
Inventories

	2012	2011	2010
Percentage of total inventories on LIFO	75%	77%	76%
Excess of FIFO over LIFO	$357,303	$378,986	$277,164
Increase (decrease) in net income due to LIFO	13,365	(62,636)	(16,394)
Increase (decrease) in net income per common share due to LIFO	.13	(.59)	(.15)